Service Dealer Agreement
服务代理协议

Entered into and made Between

Sany International Development Ltd. (hereinafter referred to as **"Sany"**) , a subsidiary of Sany Heavy Industry Co., Ltd, is in charge of the international operations of its parent company. It is located at: Room 2010, Landmark North, No. 39 of Lung Sum AV, Sheung Shui, N.T. HK., duly organized and existing under the laws of Hong Kong.

三一国际发展有限公司（此后统称为"三一"）是三一重工股份有限公司的全资子公司，负责三一重工的国际业务运营，遵照香港法律组建，注册地为：香港新界上水龙琛路39号上水广场2010室。

and

Ten-League Engineering and Technology Pte Ltd (Service dealer's company name) is a company (hereinafter referred to as **"the Service dealer"**) registered pursuant to the laws of Singapore (country), with its headquarters located at 26 Jalan Buroh Singapore 619482 (address). The Service dealer has service network and experienced team and desires to be a service dealer of Sany to service for Sany products.

Ten-League Engineering and Technology Pte Ltd （服务代理商公司名称，此后统称为"服务代理商"）是一家遵照 新加坡 （国家名称）法律注册的公司，其总部位于26 Jalan Buroh Singapore 619482 (地址)。该服务代理商有服务网络和有经验的团队，希望服务三一产品。

Through friendly negotiation on the principle of mutual benefits, equality and free will, Sany International Development Ltd. And Ten-League Engineering and Technology Pte Ltd (Service dealer's company name) signed this Agreement as follows.

经双方友好协商，在互惠互利、平等自愿的原则上，三一国际发展有限公司和Ten-League Engineering and Technology Pte Ltd 签订此服务代理协议。

1. **Territory**

服务代理区域

The Territory means the Singapore Country (Region).

服务代理区域是指 新加坡 （国家/地区）。

2. **Subject-Matter of this Agreement 协议标的物**

The term "Products" or individually "Product" refers to Crawler crane, Truck Crane, All Terrain Crane, Rough Terrain Crane, comprising the machines, related spare parts and accessories.

"服务代理产品"是指 履带起重机、汽车起重机、全路面起重机、越野起重机 ，包括主机、相关零配件。

3. **Period of Validity**

服务代理期限

This agreement will be effective from 01/01/2021 (DD/MM/YYYY) to 31/12/2021 (DD/MM/YYYY), subject to other terms in this Agreement, thereafter automatically renewed yearly unless SANY send termination notice, which shall be effective immediately upon sending, to the dealer within 30 days before the expiration date of the renewed year.

此服务代理协议将于 2021 年 1 月 1 日生效，2021 年 12 月 31 日到期。以本协议另有约定的为准，此后每年自动更新，除非三一在延续的这一年到期日之前30天内向代理商发出终止通知，终止通知自发出后立即生效。

4. **Responsibilities of Service dealer**

服务代理商职责

1. Service dealer shall have basic resources including facilities, personnel, spare parts and necessary tools for service..

   服务代理商应该配备基本资源，包括设施、人员、配件以及必要的服务工具。

   Service dealer shall make full use of service channels and try its best to provide pre-sale, in-sale and after-sale service to customers and assist them to solve problems.

   服务代理商应该充分利用服务渠道，并应尽全力为客户提供售前、售中及售后服务，帮助客户解决问题。

1. Pre-sale Service

   售前服务

   i. Inspection on Arrival

到港检查

Within seven (7) working days after the customs clearance, Service dealer shall check the appearance, performance and auxiliary parts of the machine: if Service dealer discovers problems including but not limited to damage, loss, wrong dispatch, Service dealer shall provide evidence and report to Sany promptly; if there is no problem, Service dealer shall complete and submit *The Pre-acceptance report* to Sany.

设备清关后七天之内，服务代理商应该检查设备的外观、性能和随机配件等：如果服务代理商发现破损、丢失、错发等问题，应提供相关证据并及时向三一报告；如无前述问题，服务代理商应该完成《预验收报告》并交给三一。

ii. Maintenance

保养

Service dealer shall provide regular maintenance to Product before it is delivered to customers, including antirust operation and other necessary inspections, to keep the machine in good conditions, and submit the *Maintenance Record* with regarding to aforesaid maintenance to Sany.

产品交付终端客户前，服务代理商应为其提供常规保养，包括防锈处理和其它必要的检查，以保证设备处于良好运行状态，并提交《保养记录》给三一。

2. In-sale Service — products pre-acceptance

售中服务 – 产品预验收

i. Consultation

产品咨询

Service dealer shall provide technical consultation to assist customers to choose the appropriate products and models.

服务代理商应该为客户提供技术咨询以帮助客户选择合适的产品和型号。

ii. Spare parts Recommendation

配件推荐

Service dealer shall assist customers to select spare parts and accessories, and regularly remind them to stock a proper amount of spare parts.

服务代理商应该帮助客户选择配件和随机附件，并定期提醒客户储备适当的配件。

iii. Inspection upon delivery to customers

交货检验

Upon the delivery to customers, Service dealer shall conduct an overall product inspection for the acceptance of customers and forward customers' acceptance information to Sany through a standard template.

货交客户时，服务代理商应进行全面的产品检验，并按标准模板将客户接货信息转发给三一。

iv. Key projects assistance

重点项目协助

Service dealer shall assist customers to plan appropriate product and spare parts purchase scheme for special projects and key projects.

服务代理商应该在特殊项目和重点项目中协助客户规划设备、配件采购方案。

3. After-sale service

售后服务

i. Operation Test and Training

操作测试和培训

Service dealer shall actively assist customers to conduct operation test for the initial installation and design the first operation plan. Service dealer shall also provide training to the relevant person of customers on operation, maintenance and safety.

服务代理商应该积极帮助客户进行首次装机后的开机测试，并设计初次操作方案。服务代理商应该为客户的相关人员提供操作、保养和安全方面的培训。

ii. Regular inspection

定期检查

Service dealer shall, in accordance with Sany Service Standard, regularly check sold products, remind customers to conduct equipment maintenance in time, and keep inspection records on equipment maintenance which shall be regularly fed back to Sany.

服务代理商应该按三一服务标准对已售产品进行定期检查，提醒客户及时做设备保养，并需要做好保养检查记录，定期反馈给三一。

iii. Call-out service

召请服务

Service dealer shall, upon receiving notice of equipment failure, make quick response and contact customers promptly in accordance with Sany Service Standard. Service dealer shall arrive at the customer's place for troubleshooting within agreed time. Service dealer shall submit Service Report to local service manager of Sany regularly. When Service dealer is unable to solve a failure due to product quality issue, Service dealer shall actively turn to Sany's assistance and try its best to provide a solution for less complaint.

服务代理商在收到设备故障通知后，应该按三一服务标准立即做出反应并及时联系客户。服务代理商应该在约定的时间到达客户处进行故障检查。服务代理商应该定期提交《服务报告》给三一当地的服务负责人。当服务代理商不能处理由于产品质量造成的故障时，应该立即寻求三一帮助，并尽量提供解决方案，降低客户抱怨。

iv. Spare parts supply

配件供应

Service dealer shall stock sufficient quantity of spare parts to meet the demand of customers.

服务代理商应该储备足量的配件以满足客户需求，提高配件满意度。

3. Technical upgrade

技术改进

Service dealer shall carry out technical upgrade service to the required Product(s) upon Sany's notice, and submit technical upgrade report to Sany. Service dealer shall provide service at its own account firstly, and then apply for compensation from Sany according to technical upgrade policy/ procedure of Sany.

在收到三一通知后，服务代理商应该对指定产品提供技改服务，并提交《技改报告》给三一。服务代理商应先自行承担相关服务费用，随后根据三一的技改政策和流程向三一申请补偿。

4. Service dealer shall regularly inform Sany of products' potential hazard and submit written report on major failures in 24 hours upon its occurrence.

服务代理商应该定期通知三一有关设备潜在隐患，如发生重大故障应该在24小时内向三一提交书面报告。

5. Responsibilities of Sany

三一职责

1. Sany shall guarantee that quality and quantity of Products and parts as dispatched from factory, are in accordance with the provisions of the contract signed by both parties.

设备和配件离开工厂时，三一应该确保其质量和数量符合双方签署协议的约定。

2. When the initial sale of any model of Product is achieved in the Territory, Sany may, upon Service dealer's request, send service engineers to provide necessary training on installation, inspection and maintenance.

当区域内任一型号产品实现首次销售，三一可以根据服务代理商的要求，派遣服务工程师提供必要的装机、检验和保养方面的培训。

3. Sany shall publish global prices for spare parts annually, while Sany reserves the rights to adjust the price.

三一应该每年公布配件牌价，但三一保留调整价格的权利。

4. Technical upgrade support

技改支持

Sany shall provide files, technical information and other necessary supports for technical upgrade.

对于技改服务，三一应该提供文件、技术信息和其它必要的支持。

5. Sany shall, on an irregular basis, organize follow-up visits to customers and feed back the relevant information to Service dealer. Service dealer shall take measures to solve problems reflected in Sany's feedback and make continuous improvement.

三一应该不定期的组织客户回访并将相关信息反馈给服务代理商。服务代理商应该对三一反馈的问题采取措施解决，并持续改进。

6. Sany is to provide free-of-charge training for service management system including GCP, CSM, etc.

三一将对服务管理系统（包括GCP, GOT等）提供免费培训。

7. Sany shall publish related policies including technical update, maintenance and replacement of parts, etc.

三一应该公布关于技改、保养和配件更换等内容的政策。

Warranty of Products

产品保修

1. Warranty Period. The standard warranty period for Sany Products is clarified in the ***Warranty Brochure***; Service dealer shall strictly comply with Terms of Warranty for Sany Product published by Sany. If Service dealer provides service to a customer that is not covered by warranty terms, the related expenses shall be borne by Service dealer.

保修期。三一产品标准保修期已经在《质量保修手册》里面详细说明；服务代理商应该严格执行三一公布的产品保修条款。如果服务代理商为客户提供保修条款外的服务，那么相应的费用应该由服务代理商自行承担。

2. Spare parts for maintenance and replacement within the warranty period

保修期内的保养和更换所需配件

For replacement of defective parts within warranty period, Service dealer shall report to Sany to get approved before taking action. Service dealer shall make the replacement first and then claim the expense to Sany. Service dealer shall submit compensation report to Sany according to *Overseas Service Claim Application Regulation* published by Sany.

对于保修期内的损坏配件的更换，服务代理商应该在处理前向三一申请并获得同意，先处理故障，后索赔。索赔根据三一公布的《海外服务索赔申请管理制度》执行。

3. Service beyond the warranty period

保修期外的服务

For all the spare parts and service beyond the warranty period, Service dealer shall provide charged service for customers.

对于保修期外的所有配件和服务，服务代理商可以向客户提供有偿服务。

Service Charges

服务费用

1. **Service fee within warranty period**

保修期内服务费用

1. For products in Service dealer's Territory sold by Service dealer, Service fee for maintenance within the warranty period has been deducted from Product Price of each contract. SANY will not compensate more for it.

对于服务代理商在其区域内所售产品，保修期内设备保养服务费已经包含在各交易合同的产品价格里。三一不再另行支付此类费用。

2. For products in Service dealer's Territory which are not sold by Service dealer but still within warranty period, Service dealer shall provide the service and related service fee shall be transferred to Service dealer. The transferred amount shall be valued on the basis of service fee standard.

对于服务代理商其区域内不是该服务代理所售，但仍在保修期内的产品，服务代理商先提供服务后，后划拔服务费用给此服务代理商。相关费用根据服务费标准进行计价。

3. For service fee of special issues that are not stipulated in this Agreement, shall be discussed case by case.

对于此条款中没有提及的特殊事宜的服务费，应该根据实际情况而定。

2. Service fee beyond the warranty period

保修期外的服务费用。

1. Service dealer shall provide promptly charged service for all Products beyond the warranty period.

服务代理商应对保修期外的所有设备及时提供有偿服务。

2. In case of a failure that cannot be solved by Service dealer, Service dealer may seek Sany's assistance in time, and Sany may offer charged service.

若服务代理商不能处理某一故障，可以及时寻求三一的帮助，三一可以提供有偿服务。

3. For failure of Product due to customer's operation errors, use of non-genuine Sany's designated spare parts, natural disaster, war or other force majeure within or beyond the warranty period, Service dealer shall provide charged service.

对在保修期内和保修期外，由客户操作错误、使用非三一纯正配件、自然灾害、战争或其它不可抗力因素造成的设备故障，服务代理商应该提供有偿服务。

3. The service fee standard and payment terms is stipulated in *Service Fee Policy* annually published by Sany.

相关服务费用标准和支付方式，会在三一每年公布的《服务费用政策》中阐述。

6. Reports and Documents

报告和文件

1. Service dealer shall maintain and retain all records related to performance of this Agreement, including pre-delivery record, maintenance report, antirust operation record, regular inspection record, repair report, invoices, accounts, etc.

服务代理商应该保留与履行本服务代理协议有关的所有记录，包括预验收报告，保养报告，防锈处理记录，定期检查记录，维修报告，发票，账户等。

2. Service dealer shall submit a service report to Sany on a quarterly basis. The report shall cover service information (including customer complaints), information of product quality, new customer

information (telephone numbers and emails), the latest situation of competitors's operation and service, etc.

服务代理商应每季度向三一提交服务工作报告。报告应该包括服务信息（包括客户投诉），产品质量信息，新客户信息（联系电话及电邮），以及竞争对手的操作和服务最新情况等。

3. The Service dealer is welcomed to propose on perfecting and rationalizing product performance, accessories and spare parts, and consult with Sany on aforesaid issues.

三一欢迎服务代理商就产品性能、零部件和配件向三一提出改良建议并征询三一的咨询意见。

7. **Exemption clause**

免责条款

Neither Sany nor any of Sany's Service dealer/branch/affiliates shall be liable to the following circumstances:

三一，或任何三一的服务代理商/办事处/关联公司都不对如下情况负责：

1. Any failure, damage or loss caused by accident, improper use, negligence, warfare or natural disaster.
由于意外、不正确使用、疏忽、战争或自然灾害引起的任何故障、损坏或损失。
2. Any failure damage caused by use of parts which is not provided or designated by Sany.
由于使用非三一提供的或指定的配件造成的任何故障或损坏。
3. Any failure, damage or loss caused by service staff that is not designated by Sany.
非三一指定的服务人员造成的任何故障、损坏或损失。

Sany International Development Ltd. **Service dealer : Ten-League Engineering and Technology Pte Ltd**

三一国际发展有限公司 **服务代理商：Ten-League Engineering and Technology Pte Ltd**

Authorized Signature (授权签名):

Date (日期): ________

Authorized Signature (授权签名):

Date (日期)： ________

TEN-LEAGUE ENGINEERING & TECHNOLOGY PTE LTD